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                                                                    EXHIBIT 99.1

                            QUARTERLY CERTIFICATIONS
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned Chief Financial Officer and Acting Chief Executive Officer of
PDV America, Inc. ("PDV America"), does hereby certify, to his knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 of PDV America fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of PDV America.

Dated: May 13, 2003                        /s/    Luis Davila
                                           ------------------------------
                                           Name:  Luis Davila
                                           Title: Chief Financial Officer and
                                                  Acting Chief Executive Officer

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